Exhibit 10.b

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED

RECEIVABLES CONTRIBUTION AND SALE AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES CONTRIBUTION AND SALE AGREEMENT, dated as of September 1, 2004 (this “First Amendment”) among CROWN CORK & SEAL USA, INC., a Delaware corporation formerly known as Crown Cork & Seal Company (USA), Inc. (“Crown USA”), CROWN RISDON USA, INC., a Delaware corporation formerly known as Risdon-AMS (USA), Inc. (“Risdon”), CROWN ZELLER USA, INC., a Delaware corporation formerly known as Zeller Plastik, Inc. (“Zeller”), and CROWN METAL PACKAGING CANADA LP, a limited partnership organized and existing under the laws of the Province of Ontario, Canada (“Crown (Canada)”, and together with Crown USA, Risdon and Zeller, the “Sellers”, and each a “Seller”), CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION, a Delaware corporation (the “Buyer”), and Crown USA, as the initial Buyer’s Servicer.

PRELIMINARY STATEMENTS:

(1) The Sellers, the Buyer and Crown USA, as the initial Buyer’s Servicer, have entered into the Second Amended and Restated Receivables Contribution and Sale Agreement dated as of December 5, 2003 (the “Receivables Contribution and Sale Agreement”). Capitalized terms defined in the Receivables Contribution and Sale Agreement and not otherwise defined in this First Amendment are used in this First Amendment as defined in the Receivables Contribution and Sale Agreement.

(2) The Sellers and the Buyer have agreed to amend the Receivables Contribution and Sale Agreement to reflect that the Parent and certain subsidiaries have entered into a new Credit Agreement, dated as of the date hereof.

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

SECTION 1. Amendments to Receivables Contribution and Sale Agreement. Effective as of the First Amendment Effective Date (as defined in Section 3 below), the Receivables Contribution and Sale Agreement is hereby amended as follows:

(a) by amending Section 4.01(k) thereof by deleting the text thereof in its entirety and substituting “[reserved]” in lieu thereof;

(b) by amending Section 7.01(b) thereof by deleting the reference therein to “hein.nugent@citigroup.com” and substituting “hien.nugent@citigroup.com” in lieu thereof; and

(c) by amending and restating Schedule VII thereto to read as set forth in Exhibit A attached hereto.

SECTION 2. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer, the Agent and each Purchaser that the representations and warranties contained in Section 3.01 of the Receivables Contribution and Sale Agreement are correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date, other than any such representations and warranties that, by their terms, refer to a specific date other than the First Amendment Effective Date, in which case as of such dates. In addition, Crown USA, as the Buyer’s Servicer, hereby represents and warrants to the Buyer, the Agent and each Purchaser that none of the Receivable Assets sold, assigned and transferred by the Former Canadian Seller prior to the Canadian Restructuring Effective Dates remain outstanding and that Crown (Canada) has satisfied in full all of its obligations under the Transaction Documents with respect to such Receivable Assets; provided, however, that, in accordance with Section 7.13 of the Receivables Contribution and Sale Agreement, the Former Canadian Seller’s obligations under the Canadian Restructuring Assignment and Assumption Agreement and the Canadian Restructuring Transfer Agreement remain in full force and effect regardless of whether any such Receivable Assets remain outstanding.

SECTION 3. Condition of Effectiveness. This First Amendment shall become effective as of the date first above written (the “First Amendment Effective Date”) upon the satisfaction of each of the following conditions:

(a) the Agent shall have received counterpart signature pages of this First Amendment duly executed by each of the Sellers and the Buyer; and

(b) the “First Amendment Effective Date” under (and as defined in) the First Amendment to Second Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, among the Buyer, Crown USA, the Purchasers and the Agent shall have occurred.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) On and after the date hereof, each reference in the Receivables Contribution and Sale Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Receivables Contribution and Sale Agreement, and each reference in any of the other Transaction Documents to the Receivables Contribution and Sale Agreement, “thereunder”, “thereof” or words of like import referring to the Receivables Contribution and Sale Agreement shall mean and be a reference to the Receivables Contribution and Sale Agreement as amended by this First Amendment.

(b) Except to the extent specifically amended hereby or pursuant to agreements delivered in connection herewith, all of the terms of the Receivables Contribution and Sale Agreement and the other Transaction Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Buyer, the Agent, any Purchaser or other Owner under the Receivables Contribution and Sale Agreement or any other Transaction Document or constitute a waiver of, or a consent to departure from, any of the terms and conditions of the Receivables Contribution and Sale Agreement or any other Transaction Document, nor obligate the Buyer, any Purchaser or the Agent to agree to similar amendments in the future.

SECTION 5. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 6. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 7. Miscellaneous. This First Amendment is a Transaction Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date above written.

CROWN CORK & SEAL USA, INC. (formerly known as Crown Cork & Seal Company (USA), Inc.)

By:	/S/ MICHAEL B. BURNS
Name:	Michael B. Burns
Title:	Assistant Treasurer

CROWN RISDON USA, Inc. (formerly known as Risdon-AMS (USA), Inc.)

By:	/S/ MICHAEL B. BURNS
Name:	Michael B. Burns
Title:	Assistant Treasurer

CROWN ZELLER USA, INC. (formerly known as Zeller Plastik, Inc.)

By:	/S/ MICHAEL B. BURNS
Name:	Michael B. Burns
Title:	Assistant Treasurer

CROWN METAL PACKAGING CANADA LP, by its general partner CROWN METAL PACKAGING CANADA INC.

By:	/S/ ADRIAN COBBOLD
Name:	Adrian Cobbold
Title:	VP Finance, CFO

CROWN CORK & SEAL RECEIVABLES (DE) CORPORATION

By:	/S/ MICHAEL B. BURNS
Name:	Michael B. Burns
Title:	Vice President and Treasurer

Acknowledged as of the date first above written:

CITIBANK, N.A., as Agent

By:	/S/ MILES D. MCMANUS
Miles D. McManus
Vice President and Director

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